UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN PENSION INVESTORS TRUST

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per share price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

Proxy Statement

November 7, 2016

Important Voting Information Inside

The API Short Term Bond Fund

A Series of American Pension Investors Trust

Please vote immediately!

You can vote through the internet, by telephone, or by mail.

Details on voting can be found on your proxy card.

American Pension Investment Trust

2303 Yorktown Avenue

Lynchburg, VA 24501

Toll-Free 800-544-6060

SPECIAL MEETING OF THE SHAREHOLDERS OF

The API Short Term Bond Fund

Important Voting Information Inside

Notice of Special Meeting of Shareholders		3

Important Information to Help You Understand the Proposals		5

Proxy Statement		6

Proposal 1:	To approve changing the Fund’s Principal Investment Objective.	7

Proposal 2:	To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.	13

Outstanding Shares and Voting Requirements		14

Additional Information on the Operation of the Trust		15

Proxy Card

NOTICE OF SPECIAL MEETING

of the

SHAREHOLDERS OF THE

API SHORT TERM BOND FUND

2303 Yorktown Avenue

Lynchburg, VA 24501

Toll Free 800-544-6060

American Pension Investors Trust (the “Trust”) is holding a Special Meeting of Shareholders (the “Meeting”) of the API Short Term Bond Fund (the “Fund,”), to be held at 10:00 a.m., Eastern Time, on December 1, 2016 at the offices of the Trust, located at 2303 Yorktown Avenue, Lynchburg, Virginia, 24501, to vote on the proposals listed below.

The Trust is a Massachusetts business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“funds”) and currently offers shares of seven funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees.

The API Short Term Bond Fund (the “Fund”), which is the subject of this Special Meeting, offers Class A shares, which are sold to the public with a front-end sales charge, Class L Shares, which are sold to the public and have no sales charges and no deferred sales charges, but do charge an ongoing distribution (i.e., 12b-1) fee, and Institutional Class Shares, which are sold without a contingent deferred sales charge or an ongoing distribution and servicing (12b-1) fee.

This Special Meeting is being held for all Fund shareholders, without regard to share class.

The Meeting is being held so that shareholders can vote on the following proposals:

Proposal 1:	To approve changing the Fund’s Investment Objective; and

Proposal 2:

To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

The Board of Trustees of the Trust has fixed the close of business on October 1, 2016 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at the Meeting. Your vote is important no matter how many shares you own. In addition to voting by mail, you may vote by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand	1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-544-6060. Please take this opportunity to vote. Thank you for your participation and for your continued support.

Your vote on each proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY ALSO VOTE BY SIGNING THE ENCLOSED PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

David D. Basten

Chairman

November 7, 2015

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions, and a brief summary of the proposals we are asking you to approve.

QUESTIONS AND ANSWERS

Q:         What is happening? Why did I get this package of materials?

A:         A special meeting of shareholders of API Short Term Bond Income Fund (the “Fund”) is scheduled to be held at 10:00 a.m., Eastern time, on December 1, 2016. According to our records, you are a shareholder of record in the Fund as of the Record Date for this meeting.

PROPOSAL 1: Change of Fund’s Investment Objective

Q.         Why am I being asked to approve changing the Fund’s Investment Objective?

A:         The Trust is asking the Fund’s shareholders to approve a change to the Fund’s investment objective. The Fund’s current investment objective is; “Maximum total return from capital growth and income” The Trust is seeking to change the Fund’s investment objective to state: “The Fund’s investment objective is to seek income consistent with the preservation of capital.” The Fund’s shareholders are being asked to approve this change because the Fund’s investment objective is a fundamental policy of the Fund, and the law requires that the Fund’s shareholders approve any change. The proxy statement contains a discussion of the reasons for the proposed change and the effects of the change on the Fund’s investment strategies and risks.

Q:         How does the Board of Trustees recommend that I vote?

A:         After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the proposal. The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q:         What will happen if there are not enough votes to hold the Meeting?

A:         It is important that shareholders vote by telephone, internet or complete and return signed proxy cards by mail or fax promptly, but no later than November 30, 2016, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or the Adviser or a proxy solicitor, if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve one or more of the Proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:         Whom should I call for additional information about the Proxy Statement?

A:         If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call 800-544-6060.

AMERICAN PENSION INVESTORS TRUST

SPECIAL MEETING OF SHAREHOLDERS OF

THE API SHORT TERM BOND FUND

To Be Held on December 1, 2016

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of American Pension Investors Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of the API Short Term Bond Fund (the “Fund”), to be held at 10:00 a.m., Eastern Time, on December 1, 2016 at the offices of the Trust, located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501 or at any adjournment thereof. The principal business address of the Fund is 2303 Yorktown Avenue, Lynchburg, Virginia 24501.

As described in more detail below, at the Meeting, the Fund’s shareholders are being asked to consider the following proposals:

Proposal 1:	To approve changing the Fund’s investment objective.

Proposal 2:

To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Your proxy, if properly executed, duly returned and not revoked, will be voted in accordance with your directions on the proxy. If you properly execute and return your proxy but do not provide instructions with respect to a proposal, your proxy will be voted for that proposal. You may revoke a proxy at any time prior to the Meeting by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person. This Proxy Statement and proxy card were first mailed to shareholders on or about November     , 2016.

The Adviser will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Fund in connection with matters presented to the Meeting, including the fees and expenses of counsel to the Trust and its Independent Trustees.

The Trust has retained                      to solicit proxies for the Meeting.                      is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $             and such cost will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.

PROPOSAL 1:                 TO APPROVE CHANGING THE FUND’S INVESTMENT OBJECTIVE.

Background and Discussion:

The Fund’s current investment objective is to seek “Maximum total return from capital growth and income”. The Trust is asking the Fund’s shareholders to approve changing the Fund’s investment objective to state, “The Fund’s investment objective is to seek income consistent with the preservation of capital”.

The most significant change to the change in investment objective is the elimination capital growth as an objective of the Fund. If the Fund’s shareholders approve the change, the Fund’s objective will be to produce income and preserve capital. Capital growth will no longer be a part of the Fund’s investment strategy.

If the Fund’s investment objective is changed, the investment strategies and risks of the Fund will change as well. In the table below, the Fund’s investment strategies and risks are set forth, as currently stated and as would become effective if the Fund’s investment objective is changed.

INVESTMENT OBJECTIVE

CURRENT	PROPOSED
“Maximum total return from capital growth and income”.	“The Fund’s investment objective is to seek income consistent with the preservation of capital”.

INVESTMENT STRATEGIES

CURRENT	PROPOSED

The Short Term Bond Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for maximum total return from capital growth and income.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund normally invests in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including:

•    securities convertible into common stock and securities issued through private placements;

•    Underlying Funds;

•    ETF’s that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark, such as the S&P 500 Index, the NYSE Composite Index, the NASDAQ Composite Index or the Russell 1000 Index, but that also have a component of active management such that the investment manager of the security attempts to outperform the applicable index);

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in securities that, in the Adviser’s opinion, offer the opportunity for income consistent with preservation of capital.

The Adviser exercises a flexible strategy in the selection of various types of debt (or fixed income) investments and is not limited by investment style, sector or asset class. The fund seeks to provide diversification by allocating the Fund’s investments among various areas of the fixed income markets.

The Fund primarily invests in the investment grade debt securities of various types. Such investments primarily include (but not limited to):

•    Corporate debt of U.S. and foreign issuers (including emerging market) that are denominated in U.S. Dollars

•    Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities

•    real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

•    debt securities (domestic and foreign corporate notes and bonds, and structured notes).

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Attractive investments are securities that have been identified by the Adviser as trading below their current intrinsic value and that possess fundamental attributes that, in the Adviser’s opinion, indicate significant long term growth and income potential. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.”

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity.

Through direct investments and indirect investments in

Underlying Funds, and ETF’s, the Short Term Bond Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market. The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Short Term Bond Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

•    Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises

•    Bonds of foreign government issuers (including its agencies) payable in U.S. dollars

•    Inflation linked investments

•    Exchange traded funds with similar investment strategies and objectives

•    Taxable municipal bonds and/or tax-exempt municipal bonds Although the Short Term Bond Fund invests primarily in investment-grade debt securities (as designated by S&P, Moody’s or Fitch) it may invest a portion of its net assets in securities rated below investment grade. Normally we would expect the majority of these investments to be rated in the top tier of below investment grade (i.e. BB designations by S&P). Additionally, the Fund may invest a portion of its net assets in any one or a combination of the following types of fixed income securities (but not limited to):

•    Preferred stock, baby bonds

•    High-yield debt securities (commonly referred to as ‘‘lower-rated’’ or ‘‘junk” bonds

•    Senior loans, including bridge loans, assignments, and participations

•    Non-rated securities for S&P, Moody’s or Fitch

•    Convertible securities, including convertible bonds and preferred stocks The fund attempts to manage interest rate risk through its management of dollar-weighted average modified duration of the securities it holds in its portfolio. Under normal conditions, the Fund will look to maintain an average dollar-weighted modified duration range between one and four. The fund also attempts to manage risk through credit analysis with a focus on company assets, free cash flow, capital stack, earnings, economic prospects and debt structure. While not limited by these factors the goal of all investments is to provide a reasonable amount of income with the barbell of capital preservation and how they interact within the portfolio. To this end, the fund does not attempt to purchase securities with an attempt to quickly turnover those assets.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Short Term Bond Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

INVESTMENT RISKS

CURRENT	PROPOSED

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

~~Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.~~

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk . None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed end fund it can receive the net asset value of those shares.

Business Development Companies Risk – Business Development Companies (“BDC’s) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDCs include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

~~Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.~~

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk . None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed end fund it can receive the net asset value of those shares.

Business Development Companies Risk – Business Development Companies (“BDC’s) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDCs include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Exchange Traded Fund Risk. ETF’s and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETF’s involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETF’s may trade at a market discount.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Exchange Traded Fund Risk. ETF’s and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETF’s involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETF’s may trade at a market discount.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

~~Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.~~

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

~~Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.~~

~~Small-Cap Company Risk. The Fund’s investments in small cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.~~

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

As you can see from the above tables, if the Fund’s investment objective is changed, the Fund will cease to invest in securities that are designed to produce capital growth and will concentrate its investments in securities that are designed to produce income and preserve capital. As a result of those investment changes, the Fund’s risks that are related to capital growth securities will be eliminated, and the Fund’s risks related to income producing securities will remain.

Board Considerations and Recommendations:

At a Special Meeting of the Board of Trustees of the Trust, held on September 29, 2016, the Board considered, among other matters, the Adviser’s recommendation that the Fund’s investment objective be changed. Officers of the Adviser made a presentation to the Board and noted that over the last year or so, they had noticed a growing desire among potential investors for a fund that concentrated on income and sought to protect capital. They reminded the Fund that in May of 2016, the Fund’s name had been changed from the “API Efficient Frontier Core Income Fund” to the “API Short Term Bond Fund”. The reason for the name change had been to conform the Fund more closely to the Fund’s true investment style. Changing the Fund’s investment strategy as proposed would allow the Short Term Bond Fund to be a true income producing Fund and would eliminate the capital growth portion of the Fund’s portfolio. The Adviser reported that in its discussions with potential investors, the idea of modifying the Short Term Bond Fund had been very well received.

The Board then deliberated among themselves and sought the assistance of legal counsel and the Trust’s Chief Compliance Officer.

After full and careful consideration, the Board of Trustees unanimously approved the proposed name change and recommends that the Fund’s shareholders vote FOR the proposed name change.

PROPOSAL 2:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on October 1, 2016 (the “Record Date”) as the record date for determining shareholders of each of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were                      outstanding shares of beneficial interest of the Fund. Each share is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund. Accounts with an asterisk may be deemed to control a Fund by virtue of owning more than 25% of the outstanding shares. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Record Owner	Percentage Ownership

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business, which is more than 50% of the outstanding shares of the Fund at the meeting. The favorable vote of more than 50% of the outstanding shares of all of the Fund taken as a whole is required to approve the Proposal. The vote of a “majority of the outstanding shares” means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the Fund’s outstanding shares. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received with respect to adjournment of the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting not to exceed 120 days from the record date for the meeting, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for whom an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Service Providers. The following table identifies certain of the service providers for the Fund. The address of the Distributor and Transfer Agent is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

(Both Funds)
Distributor:	Unified Financial Securities, LLC
Transfer Agent:	Ultimus Asset Services, LLC
Custodian:	Huntington Bank, N.A.
Independent Registered Public Accountant:	Tait, Weller & Baker

Independent Registered Public Accounting Firm

The Audit Committee and the Board of Trustees have selected Tait Weller and Baker LLP, 1818 Market Street, Philadelphia, Pennsylvania 19103, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending January 31, 2015. Representatives of Tait Weller & Baker are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Tait Weller & Baker, LLP are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by Tait Weller & Baker LLP to the Trust During the Previous Two Fiscal Years
Audit Fees	The aggregate fees billed for professional services rendered by Tait Weller & Baker, LLP for the audit of the annual financial statements of the Trust or for services that are normally provided by Tait Weller & Baker, LLP in connection with statutory and regulatory filings or engagements were $ with respect to the fiscal year ended January 31, 2015 and $ with respect to the fiscal year ended January 31, 2016.
Audit-Related Fees	No fees were billed in either of the last two fiscal years for assurance and related services by Tait Weller & Baker, LLP that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.
Tax Fees	No fees were billed in either of the last two fiscal years for professional services rendered by Tait Weller & Baker, LLP for tax compliance, tax advice and tax planning, except fees for preparing and filing tax returns in the amount of $ .
All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by Tait Weller & Baker, LLP other than the services reported above.
Aggregate Non-Audit Fees

No fees were billed in either of the last two fiscal years for non-audit services by Tait Weller & Baker, LLP rendered to the Trust and any entity controlling, controlled by, or under common control with the Trust that provides ongoing services to the Trust.

Annual and Semi-Annual Reports

The Trust will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 800-544-6060, or write to the Trust at 2303 Yorktown Avenue, Lynchburg, VA 24501. The Fund’s most recent annual and semi-annual reports are available for download at www.apifunds.com

OTHER MATTERS

Shareholder Proposals

As a Massachusetts business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act or the Declaration of Trust, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to David D. Jones, Secretary of the Trust, 2303 Yorktown Avenue, Lynchburg, VA 24501.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Fund has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to the Fund at 2303 Yorktown Avenue, Lynchburg, VA 24501, or call the Funds toll-free at 1-800-544-6060.

By Order of the Board of Trustees,

David D. Jones, Esq.

Secretary

Date:     November 7, 2016

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-714-3305 Monday through Friday 9 a.m. to 10 p.m. Eastern time

The API Short Term Bond Fund

A SERIES OF THE AMERICAN PENSION INVESTORS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 1, 2016

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

The undersigned, revoking prior proxies, hereby appoints Austin D. Basten and Kenan Bell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of The API Efficient Frontier Value Fund. (the “Fund”) to be held at the offices of the Trust, 2303 Yorktown Avenue, Lynchburg, VA 24501, on December 1, 2016, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-714-3305. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 29, 2016. The proxy statement for this meeting is available at:

proxyonline.com/docs/api2016.pdf

The API Short Term Bond Fund

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	Approve changing the investment objective of the API Short Term Bond Fund to state, “The Fund’s investment objective is to seek income consistent with the preservation of capital”.	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]